SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 16, 2001



                           FLORAN INTERNATIONAL, INC.
               (Exact name of registrant as specified in charter)



        FLORIDA                      339868-10-1                  06-1562447
(State or other jurisdiction         Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)


  501 West Monroe St. Springfield IL                              62701
  ----------------------------------------------------------------------
  (Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code (217) 698-6060
                                                  --------------


                                3045 CORPORATION
                       3045 N. Federal Highway, Suite 60,
                            Fort Lauderdale, Florida
                                     33306
         (Former name or former address, if changed since last report.)


ITEM 1. CHANGES IN CONTROL OF REGISTRANT

On January 17, 2001 Kim Naimoli sold 925,000 of her 950,000 shares of our Company's common stock to Michael Mitchell, Apollo Holdings LLC and Todd Moore. Kim Naimoli sold her 925,000 shares of our Company for $425,000. Michael Mitchell now owns 4.9% of our Company. Apollo Holdings LLC is owned by Chris Bonzini- who now controls 4.9 % of our Company. Todd Moore now owns 4.9 % of our Company. On January 16, 2001 we appointed Lyndell F. Parks, Fred Jarosz, Terry
L. Pancake, Dennis Gordon, Dr. Javaid Sheik, and G. Bryan Thomas, to our Board of Directors and Kim Naimoli resigned as our president and from our board. The new president Fred Jarosz.

ITEM 2.

On January 16, 2001 we entered into an agreement with H20 International Inc. (H2O) and its shareholders whereby we acquired H2O and H2O became our wholly owned subsidiary. We acquired H20 in exchange for 5,000,000 shares of our common stock issued to the shareholders of H2O. H20 currently holds the license for the chemicals used to clean and disinfect components of portable water systems. We plan to pursue cleaning processes for large-scale water treatment facilities through the license held by our wholly owned subsidiary H2O.

ITEM 3. NOT APPLICABLE

ITEM 4. NOT APPLICABLE

ITEM 5. OTHER EVENTS

H2O International, Inc. ("H20"), was formed to market proprietary chemicals that are used to clean and disinfect components of portable water systems. The principal business of the company is selling chemical products, and the principal products of the company are FLORAN TOP and FILTER FIT. The proprietary technology is owned by Waterhole International, Inc. d/b/a Floran Technologies, Inc. whom we have a licensing agreement.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS

On January 16, 2001 Kim Naimoli resigned from our Board of Directors. We appointed Lyndell Parks, Fred Jarosz, Terry L. Pancake, Dennis Gordon, Dr. Javaid Sheik, and G. Bryan Thomas to our Board of Directors. The background of each director is as follows:

Lyndell F. Parks is responsible for the recruitment of professionals, organization of project teams, and marketing of ventures and products for the Company. Mr. Parks has extensive recruiting, marketing and management experience covering the past 18 years. He has owned, operated, marketed and trained for medical equipment companies, network marketing companies, insurance companies, and securities firms. He has managed, owned, and developed companies. He has held insurance and securities licenses and acted as a sales representative in those fields. He has extensive marketing experience, specializing in investor relations and public relations. He currently is General Manager of Paragon
Marketing & Management, Springfield, Illinois; General Manager of Eagle Publishing, Springfield, Illinois, and Consultant to Cryocon Inc., Ogden, Utah.

Fred Jarosz, LUTCF will manage the overall direction of our company and the development of the public market. Fred Jarosz is the President of Speechmakers, Intl. He is the former Executive Vice President and Chief Marketing Officer of the Horace Mann Insurance Companies where he now serves as a Management Consultant. Mr. Jarosz developed his own general agency, became National Sales Director for the Allstate Insurance Companies, and is former President and CEO of Reserve Life, Western Travelers, and former Chairman of Putnam Financial Services. Mr. Jarosz is a 27-year member of the National Association of Life Underwriters and a past president of the Springfield Life Underwriters
Association. A nationally known speaker, he is guest lectures at colleges and Universities throughout the United States. He is the holder of the Distinguished Service Award from the National Education Association of the United States. Mr. Jarosz is a graduate of Saint Michael's Cathedral, the Gaugh School of Business, The Air University, and completed his formal education at the University of Wyoming College of Speech.

Terry L. Pancake will have responsibility for the overall management of financial operations of the company and will oversee the negotiation and implementation of licenses around the world, as well as the export process. Mr. Pancake has spent over twenty years as a manager and founder private firms providing organizational, management, and financial services to corporations and governmental agencies. He has provided such services, since 1984 to Internet, technology, computer, real estate, construction, and manufacturing companies. Over a period of fifteen (15) years (1984-1999), he has acted in the capacity of President, CEO, Treasurer, general securities principal, and financial operations principal for broker-dealers marketing private placements, general securities, mutual funds and variable annuities. Previously he worked in positions as a consultant to government from 1978-1983 and as a securities examiner from 1976-78 with the Illinois Securities Department. Mr. Pancake has an undergraduate degree in Political Science specializing in International Relations, and a Masters of Public Administration specializing in International Project Administration from the Graduate School of Management at Brigham Young University

Dennis Gorden - Environmental Engineer with Severn-Trent Services, a large engineering firm in Houston, Texas. Mr. Gorden has over 17 years of experience in the water and wastewater industry with detailed knowledge and experience in operations, management, inspections, safety, and commercial projects. He is currently responsible for the operations of thirteen (13) water plants and nine
(9) wastewater treatment plants.

Dr.  Javiad   Sheik,   M.D.,  M.B.A.  -  Associate  Professor   of   Psychiatry,
Stanford University School of Medicine. Associate Chief of Staff for Mental Health, and Chief of Psychiatry for VA Palo Alto Health Care System.

G. Bryan Thomas ARM, CPCU - President, Chief Executive Officer and Chairman of the Board for Cannon Cochran Management Services, Inc. He is a member of the Executive Committee and the Board of Directors; Mr. Thomas began his insurance career in sales with a national carrier. He joined CCMSI as a Cafeteria Plan Coordinator, advancing to Account Executive with responsibility for marketing and program development for larger Individual self-insured and large associations, In his past position as Executive Vice President and Chief Marketing Officer, Mr. Thomas oversaw all sales and marketing efforts for the company. Mr. Thomas graduated from the University of Illinois with a Bachelor of Science Degree.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

         (a)      Financial Statements of Businesses Acquired.  Not applicable.

         (b)      Pro Forma Financial Information.  Not applicable.

         (c)      Exhibits.  None.


                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Floran International, Inc.
                                      ------------------------------------
                                                  (Registrant)


Date:  January 30, 2001                By  /s/ Fred Jarosz
                                         ---------------------
                                       Name:    Fred Jarosz
                                       Title:   President


                                Index to Exhibits



                                                         Sequentially
Exhibit No.          Description of Document           Numbered Page No.


None